Summary of Significant Accounting Policies (Policies) - EBP 334	12 Months Ended
Dec. 31, 2025
EBP, Accounting Policy [Line Items]
Basis of Accounting	Basis of Accounting
The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the Unites States of America ("US GAAP").

Investments	Investments
Plan investments are reported at fair value. See notes 3 and 4 for additional information.
Investment transactions are recorded on a trade date basis. Dividends are recorded on the ex-dividend date. Interest income is earned from settlement date and recognized on the accrual basis. The net appreciation (depreciation) in the fair value of investments held at year end consists of the realized gains or losses on the sales of investments and the net unrealized appreciation (depreciation) of investments.
More detailed information regarding these financial instruments, as well as the strategies and policies for their use, is contained in the documents described above under “Employee Contributions and Investment Options” in note 1.
Fair Value Measurements	Fair Value Measurements
For financial assets and liabilities, fair value is the price the Plan would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets and liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.
Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:
Level 1 - Quoted prices for identical investments in active markets.
Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.
The Company maintains policies and procedures to value investments using the best and most relevant data available. In addition, the Company retains independent pricing vendors to assist in valuing certain investments.
The following is a description of the valuation methodologies used for the investments measured at fair value. There have been no changes in methodologies used at December 31, 2025 and 2024.
•Common stock and registered investment companies: as applicable, valued at the closing price reported on the active market on which the individual security is traded. They are included in level 1 investments.
•Collective funds: generally valued using the net asset value (“NAV”) per share as a practical expedient for fair value provided certain criteria are met. The NAVs are determined based on the fair values of the underlying investments of the funds. Investments that are measured at fair value using the NAV as a practical expedient are not classified in the fair value hierarchy.

EBP, Note Receivable from Participant	Notes Receivable from Participants Loans to participants are recorded at the outstanding principal balance plus accrued interest.
Participant Withdrawals	Participant Withdrawals Participant withdrawals are recorded when paid. Included in participant withdrawals are GE Aerospace Common Stock cash dividends paid to participants of approximately $1.0 million during 2025.
Management Estimates and Assumptions	Management Estimates and Assumptions
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and changes therein, and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.